SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2015, the Compensation Committee of the Board of Directors (the “Board”) of Walgreens Boots Alliance, Inc. (the “Company”) approved the grant of awards of restricted stock units under the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan, as amended, to James A. Skinner and Stefano Pessina, which awards have a grant date of January 15, 2015. Mr. Skinner was granted a number of restricted stock units equal to $5 million divided by the closing price per share of the Company’s common stock on the grant date, and Mr. Pessina was granted a number of restricted stock units equal to $7 million divided by the closing price per share of the Company’s common stock on the grant date. The awards were granted to Mr. Skinner in connection with his service as Executive Chairman of the Company and Mr. Pessina in connection with his service as Acting Chief Executive Officer of the Company, in each case during the search for a new Chief Executive Officer of the Company and during the related transition period. Each of the awards will vest on the third anniversary of the grant date, subject to the satisfaction of certain Company performance criteria during the last six months of fiscal 2015 and subject to forfeiture or accelerated vesting in certain circumstances, including accelerated vesting if Mr. Skinner or Mr. Pessina, respectively, ceases to serve on the Board in certain circumstances.

On January 16, 2015, Thomas J. Sabatino, Jr. announced that he will be resigning as Executive Vice President, Global Chief Legal and Administrative Officer and Corporate Secretary of the Company to become senior executive vice president, chief administrative officer and general counsel of Hertz Global Holding. Mr. Sabatino will remain in his current role with the Company through the end of January, and the Company expects to announce his successor at that time.

Item 7.01. Regulation FD Disclosure.

On January 21, 2015, the Company issued a press release announcing that it plans to provide fiscal 2015 full year adjusted earnings guidance as part of its second quarter earnings announcement on April 9, 2015. The Company also announced in the press release that it will no longer issue monthly sales results for its Walgreen Co. subsidiary. A copy of this press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including the exhibit attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 8.01. Other Events.

On January 15, 2015, the Board made the following changes in the composition of its Board Committees: (i) Mark P. Frissora was appointed to the Audit Committee, resigned from service on the Finance Committee and was replaced as Chairman of the Finance Committee by David J. Brailer; (ii) Nancy M. Schlichting became Chair of the Compensation Committee replacing William C. Foote (who continues to serve on such Committee); (iii) Ginger L. Graham was appointed to the Nominating and Governance Committee and resigned from service on the Finance Committee; (iv) Stefano Pessina resigned from service on the Finance Committee; (v) Alejandro Silva was appointed to the Finance Committee and resigned from service on the Nominating and Governance Committee; (vi) William C. Foote became Chairman of the Nominating and Governance Committee replacing Steven A. Davis (who continues to serve on such Committee); and (vii) Barry Rosenstein was appointed to the Compensation Committee and the Nominating and Governance Committee.

On January 20, 2015, Walgreen Co., a wholly owned subsidiary of the Company (“Walgreens”), issued a press release announcing the execution of a definitive agreement between Walgreens and Madison Dearborn Partners (“MDP”), pursuant to which MDP will acquire a majority interest in Walgreens Infusion Services, one of the nation’s largest providers of home and alternate treatment site infusion services. When the transaction closes, Walgreens Infusion Services will become a new independent, privately-held company. MDP will own a majority interest in the new company. The Company will indirectly own through Walgreens a significant minority interest and have representatives on the new company’s board of directors. Financial terms of the agreement were not disclosed. The transaction is not expected to have a material impact on the earnings per share of the Company in fiscal year 2015. The transaction is subject to satisfaction of regulatory requirements and other conditions and is expected to close during the second quarter of calendar year 2015. A copy of this press release is attached as Exhibit 99.2 hereto. This report shall not be deemed an admission as to the materiality of any of the events described herein.

The Compensation Committee of the Board approved updated forms of grant agreements for future use under the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan, as amended. These forms are attached as Exhibit 10.1 (form of Restricted Stock Unit Award agreement), Exhibit 10.2 (form of Performance Share Award agreement) and Exhibit 10.3 (form of Stock Option Award agreement) hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Restricted Stock Unit Award agreement

10.2	Form of Performance Share Award agreement

10.3	Form of Stock Option Award agreement

99.1	Press release issued by Walgreens Boots Alliance, Inc. on January 21, 2015

99.2	Press release issued by Walgreen Co. on January 20, 2015

Cautionary Note Regarding Forward-Looking Statements

Statements in this communication that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, the risks associated with joint ventures, strategic investments and divestitures; the risk that one or more closing conditions to transactions may not be satisfied or waived, on a timely basis or otherwise; the risk of a material adverse change that affected businesses may suffer as a result of disruption or uncertainty relating to the transactions or changes in economic or industry conditions; the financial, tax and accounting consequences of the transaction; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; and the factors described in Item 1A (Risk Factors) of the Walgreen Co. most recent Annual Report on Form 10-K, as amended, which is incorporated herein by reference, and in other documents that Walgreen Co. or Walgreens Boots Alliance, Inc. files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, we do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this communication, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 21, 2015	By:	/s/ Thomas J. Sabatino, Jr.
	Title:	Executive Vice President,
Global Chief Legal and
Administrative Officer